UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2022

Software Acquisition Group Inc. III

(Exact name of registrant as specified in its charter)

Delaware	001-40682	86-1370703
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1980 Festival Plaza Drive, Suite 300

Las Vegas, NV 89135

310-991-4982

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	SWAGU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SWAG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	SWAGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 22, 2022, Software Acquisition Group Inc. III, a Delaware corporation (“SWAG”), held a special meeting of its stockholders (the “Special Meeting”), at which holders of 22,865,778 shares of common stock (consisting of 17,163,811 shares of Class A common stock and 5,701,967 shares of Class B common stock) were present in person or by proxy, representing 80.2% of the voting power of SWAG’s common stock as of the date of the Special Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement/prospectus of SWAG, which was filed with the Securities and Exchange Commission on July 27, 2022 (the “Proxy Statement/Prospectus”). A summary of the voting results at the Special Meeting is set forth below:

The shareholders approved the Business Combination Proposal, the Charter Approval Proposal, the Governance Proposal, the Director Election Proposal, the Nasdaq Proposal and the Incentive Award Plan Proposal (each as defined in the Proxy Statement/Prospectus).

The voting results for each proposal are provided below. There were no broker non-votes for any of the proposals.

The Business Combination Proposal:

For	Against	Abstain	Broker Non-Votes
22,145,080	640,462	80,236	0

The Charter Approval Proposal:

For	Against	Abstain	Broker Non-Votes
22,120,066	665,536	80,236	0

The Governance Proposal:

For	Against	Abstain	Broker Non-Votes
18,738,868	2,099,658	2,027,252	0

The Director Election Proposal:

For	Against	Abstain	Broker Non-Votes
22,070,006	665,536	130,236	0

The Nasdaq Proposal:

For	Against	Abstain	Broker Non-Votes
22,120,006	665,536	80,236	0

The Incentive Award Plan Proposal:

For	Against	Abstain	Broker Non-Votes
21,076,784	1,708,758	80,236	0

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement/Prospectus, the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 14, 2022, by and among SWAG, Nuevo Merger Sub, Inc., a wholly owned subsidiary of SWAG, and Branded Online, Inc. (dba Nogin) (“Nogin”) (the “Business Combination”) are expected to be consummated on August 24, 2022. Following the consummation of the Business Combination, the common stock and warrants of Nogin are expected to begin trading on the Nasdaq Capital Market under the symbol “NOGN” and “NOGNW” on August 25, 2022.

Attached as Exhibit 99.1 hereto and incorporated by reference herein is the press release that was released on August 22, 2022 announcing the voting results at the Special Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit	Description

99.1	Press Release, dated August 22, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2022

SOFTWARE ACQUISITION GROUP INC. III

By:	/s/ Jonathan S. Huberman
Name:	Jonathan S. Huberman
Title:	Chief Executive Officer

[Signature Page to Form 8-K]